                                                             EXHIBIT (a)(1)(iii)

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                              TENDER OF SHARES OF
                     ALL OUTSTANDING SHARES OF COMMON STOCK
         (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS) AND
         ALL OUTSTANDING SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK
                                       of
                       BEI MEDICAL SYSTEMS COMPANY, INC.
                                       by
                           BROADWAY ACQUISITION CORP.
                          a wholly owned subsidiary of
                         BOSTON SCIENTIFIC CORPORATION
                   (Not to be used for Signature Guarantees)

    As set forth under Section 3--"Procedures for Tendering Shares of Common Stock" in the Offer to Purchase, dated May 30, 2002, and any supplements or amendments thereto (the "Offer to Purchase"), this form (or a copy hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if
(i) certificates (the "Certificates") representing (a) shares of common stock (the "Common Shares") of BEI, par value $0.001 per share, and/or (b) shares of Series A Convertible Preferred Stock, par value $0.001 per share (together with the Common Shares, the "Shares"), are not immediately available, (ii) time will not permit Certificates and all other required documents to reach The Bank of New York (the "Depositary") prior to the Expiration Date (as defined in
Section 1--"Terms of the Offer; Expiration Date" of the Offer to Purchase), or
(iii) the procedure for book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand to the Depositary, or transmitted by facsimile transmission, or by mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 3--"Procedures For Accepting the Offer and Tendering Shares" of the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described in the Offer to Purchase under Section 3--"Procedures For Accepting the Offer and Tendering Shares".

                        THE DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

          BY MAIL:                     BY HAND:              BY OVERNIGHT COURIER:            FACSIMILE NUMBER:

     Tender & Exchange            Tender & Exchange            Tender & Exchange         (For Eligible Institutions
         Department                   Department                   Department                       Only)
       P.O. Box 11248              One Wall Street,           385 Rifle Camp Road,             (973) 247-4077
   Church Street Station              3rd Floor                    5th Floor           FOR CONFIRMATION OF FACSIMILE:
  New York, NY 10286-1248         New York, NY 10286        West Paterson, NJ 07424            (973) 247-4075

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE A SIGNATURE. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN SECTION 3--"PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" OF THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

    THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER ALL REQUIRED DOCUMENTS TO THE DEPOSITARY WITHIN THE TIME PERIOD SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.
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Ladies and Gentlemen:

    The undersigned hereby tenders to Broadway Acquisition Corp., a Delaware corporation (the "Purchaser"), and a wholly owned subsidiary of Boston Scientific Corporation, a Delaware corporation ("Parent"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 30, 2002 and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

    NO AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL BE AFFECTED BY, AND ALL SUCH AUTHORITY SHALL SURVIVE, THE DEATH OR INCAPACITY OF THE UNDERSIGNED. ALL OBLIGATIONS OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, EXECUTORS, ADMINISTRATORS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

Number and Type of Shares: _____________________________________________________

Certificate Nos. (if available): _______________________________________________

/ / Check box if Common Shares will be tendered by book-entry transfer

    Name of Tendering Institution: _____________________________________________

    The Depository Trust Company Account Number: _______________________________

________________________________________________________________________________

                           Signature(s) of Holder(s)

Dated: _________________________________________________________________________

                             (Please Type or Print)

Name(s) of Record Holder(s):

________________________________________________________________________________

________________________________________________________________________________

Address(es) ____________________________________________________________________

________________________________________________________________________________

                           (Please include zip code)

Daytime Area Code and Tel. No.: ________________________________________________

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                     THE GUARANTEE BELOW MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, an Eligible Institution (as defined in Section 3--"Procedures For Accepting the Offer and Tendering Shares" of the Offer to Purchase), hereby guarantees that the undersigned will deliver to the Depositary, at one of its addresses set forth above, either the Certificates representing the Shares, tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal, including any required signature guarantees, and any other documents required by the Letter of Transmittal, all within three trading days of The Nasdaq National Market after the date hereof. The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver all required documents to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

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(Please Type or Print)

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Area Code and Tel. No.: ________________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

                                 (Please Print)

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            NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE
          CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.